UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5896

DWS Target Fund

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Annual Report to Shareholders

DWS LifeCompass Protect 2017 Fund (formerly DWS LifeCompass Protect Fund)

Contents

4 Performance Summary

9 Information About Your Fund's Expenses

11 Portfolio Management Review

17 Portfolio Summary

18 Investment Portfolio

20 Financial Statements

24 Financial Highlights

28 Notes to Financial Statements

37 Report of Independent Registered Public Accounting Firm

38 Tax Information

39 Summary of Management Fee Evaluation by Independent Fee Consultant

44 Summary of Administrative Fee Evaluation by Independent Fee Consultant

45 Board Members and Officers

49 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Some of the portfolio's underlying securities are subject to stock market risk. Others invest in individual bonds whose yields and market values fluctuate. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds can decline. Portions of the fund are also exposed to foreign markets. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Derivatives, including futures contracts, may be more volatile and less liquid than traditional securities, and the portfolio could suffer losses on its derivative positions. Diversification associated with an asset allocation model does not eliminate risk. Please read the fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated September 1, 2008 are 2.15%, 2.86% and 1.85% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS LifeCompass Protect 2017 Fund	1-Year	Life of Fund*
Class A	-3.13%	-6.37%
Class C	-3.86%	-7.12%
Institutional Class	-2.93%	-6.21%
Merrill Lynch 3-month U.S. Treasury Bill Index+	1.13%	1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 8.86	$ 8.83	$ 8.86
4/30/08	$ 9.31	$ 9.28	$ 9.31
Distribution Information: Twelve Months as of 4/30/09: Income Dividends	$ .17	$ .10	$ .19
Class A Lipper Rankings — Mixed Asset Target 2020 Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	162	2

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS LifeCompass Protect 2017 Fund — Class A [] Merrill Lynch 3-month U.S. Treasury Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS LifeCompass Protect 2017 Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$9,130	$8,542
	Average annual total return	-8.70%	-10.00%
Class C	Growth of $10,000	$9,614	$8,955
	Average annual total return	-3.86%	-7.12%
Merrill Lynch 3-month U.S. Treasury Bill Index+	Growth of $10,000	$10,113	$10,291
	Average annual total return	1.13%	1.93%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
+ The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS LifeCompass Protect 2017 Fund — Institutional Class [] Merrill Lynch 3-month U.S. Treasury Bill Index+

Comparative Results as of 4/30/09
DWS LifeCompass Protect 2017 Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$970,700	$908,600
	Average annual total return	-2.93%	-6.21%
Merrill Lynch 3-month U.S. Treasury Bill Index+	Growth of $1,000,000	$1,011,300	$1,029,100
	Average annual total return	1.13%	1.93%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
+ The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated September 1, 2008 is 1.85% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS LifeCompass Protect 2017 Fund	1-Year	Life of Fund*
Class S	-2.93%	-6.21%
Merrill Lynch 3-month U.S. Treasury Bill Index+	1.13%	1.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/09	$ 8.86
4/30/08	$ 9.31
Distribution Information: Twelve Months as of 4/30/09: Income Dividends	$ .19
Class S Lipper Rankings — Mixed Asset Target 2020 Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	162	1

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS LifeCompass Protect 2017 Fund — Class S [] Merrill Lynch 3-month U.S. Treasury Bill Index+

Comparative Results as of 4/30/09
DWS LifeCompass Protect 2017 Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$9,707	$9,086
	Average annual total return	-2.93%	-6.21%
Merrill Lynch 3-month U.S. Treasury Bill Index+	Growth of $10,000	$10,113	$10,291
	Average annual total return	1.13%	1.93%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 2, 2007. Index returns began on October 31, 2007.
+ The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,101.10	$ 1,096.00	$ 1,102.10	$ 1,102.10
Expenses Paid per $1,000*	$ 9.12	$ 12.99	$ 7.82	$ 7.82
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,016.12	$ 1,012.40	$ 1,017.36	$ 1,017.36
Expenses Paid per $1,000*	$ 8.75	$ 12.47	$ 7.50	$ 7.50
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS LifeCompass Protect 2017 Fund	1.75%	2.50%	1.50%	1.50%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS LifeCompass Protect 2017 Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS LifeCompass Protect 2017 Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2007.

• BS, The Wharton School, University of Pennsylvania.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate Portfolio Manager in 2001.

• Global Asset Allocation Portfolio Manager: New York.

• Joined the fund in 2007.

• BS, MS, Moscow State University; MBA, University of Chicago.

William Chepolis, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank, where he managed the bank's fixed income and foreign exchange portfolios.

• Portfolio Manager for Retail Fixed Income: New York.

• Joined the fund in 2007.

• BIS, University of Minnesota.

In the following interview, the portfolio management team discusses market conditions and DWS LifeCompass Protect 2017 Fund's strategy during the annual period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: Please discuss the overall market backdrop during the past year.

A: The US stock market fell sharply during the fund's annual reporting period, as gauged by the -35.31% return of the Standard & Poor's® 500 (S&P 500) Index.1 Equities lost ground steadily throughout the summer of 2008, then plunged in September and October 2008, once it became evident that the financial crisis was leading to a larger-than- expected slowdown in the global economy. The markets staged a modest rebound in the final five weeks of 2008, but quickly moved to fresh lows during January and February 2009, as investors reacted negatively to poor corporate earnings results, the growing intensity of the financial crisis and the perceived ineffectiveness of the government's response to the deepening recession. The US market touched its low for the year on March 9, 2009, setting the stage for a substantial relief rally over the remainder of the period. The leading causes of this recovery were the aggressive stimulus efforts by the world's governments and emerging evidence that the global economy was beginning to stabilize. With valuations already at extremely low levels, the emergence of better news touched off a rally in March and April 2009 that proved to be the best two-month upturn for the US market since January-February of 1975.

Small-cap stocks also lost ground on an absolute basis, but outpaced the return of large caps due to their strong outperformance in the March-April 2009 rally. For the full year, the Russell 2000® Index returned -30.36%.2 International equities returned -42.76%, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, underperforming the US market.3

Government bonds performed very well during the fund's annual reporting period, as disruptions in the financial markets prompted investors to flee into the safety of Treasury issues. At its low on December 18, the yield on the 10-year Treasury stood at 2.07%, well below its level of 3.76% on April 30, 2008 (the beginning of the fund's reporting period). While yields subsequently climbed in tandem with the recovery in investors' risk appetites through the first four months of 2009, government issues nonetheless outperformed stocks by a wide margin for the year.

Q: How does the fund invest?

A: DWS LifeCompass Protect 2017 Fund is an asset allocation fund with a 10-year maturity. The fund's strategy is designed to dynamically allocate between an "active" or equity component and a "reserve" or fixed-income component, depending on the market environment. The active component seeks to provide diversified exposure to global equity markets with the goal of providing capital appreciation. This is primarily achieved via futures contracts and exchange-traded funds that offer exposure to various US and international indices.4 The reserve component primarily invests in US government securities, with the goal of providing capital protection. The reserve component may also be invested in DWS Short Duration Plus Fund. The fund's managers rebalance the portfolio on a daily basis.

DWS Short Duration Plus Fund may invest in lower-quality and non-rated securities, which present greater risk of loss of principal and interest rates than higher-quality securities. DWS Short Duration Plus Fund may use various derivatives, including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and DWS Short Duration Plus Fund could suffer losses on its derivatives positions.

Q: How did the fund perform?

A: The total return for Class A shares of the fund was -3.13% for the period. Its benchmark, the Merrill Lynch 3-month U.S. Treasury Bill Index, returned 1.13%, while the average return of the funds in its peer group, Lipper Mixed-Asset Target 2020 Funds, was -27.78%.5 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and for more complete performance information.)

Q: How did the fund's broader positioning affect its performance?

A: When judging performance, it is important to remember that we invest with the full life of the fund in mind.

That said, the fund's strong showing relative to its peer group, we believe, is a result of the fund's dynamic asset allocation that sharply reduced its exposure to equities in the first half of the period. While the fund began the year with 45% in its equity component and 55% in its fixed-income component, it ended with 7% in its equity component and 93% in its fixed-income component. The result of this move is that while the fund had some exposure to the downturn in stocks, it largely avoided the impact of the historic bear market. The reduction in the fund's position in equities was based on two factors. First, falling stock prices resulted in the fund moving money out of the market. Second, falling interest rates created the need to allocate more money to bonds in order to preserve capital. While the fund's small exposure to equities was still enough to result in a negative total return, we believe its outperformance relative to its peer group illustrates the potential value of our dynamic asset allocation strategy.

Q: How did the fund's fixed-income weighting affect performance?

A: In contrast to its position in equities, the fund's weighting in fixed income performed well. As of year-end, the fund's reserve component was invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.6 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($100 per bond) on their maturity date. Because STRIPS are more responsive to interest rate changes than coupon-bearing bonds of similar maturity, they tend to be more sensitive to volatility in the broader bond market. This is particularly true for longer-maturity STRIPS. On the other hand, the dominant contribution to price performance for STRIPS with closer maturity dates comes from the gradual appreciation of the bonds towards their $100 par value.

The fund is scheduled to mature on November 1, 2017. While the long-term performance of the fixed-income portion of the portfolio is dominated by the accretion of the STRIPS' price toward its par value, the interval until the fund's maturity date is long enough that its STRIPS position continues to be affected by the movements in prevailing interest rates. The fund's STRIPS investment therefore benefited from the declining yields — and rising prices — in the government bond market during the past year. The result was that the price of the fund's STRIPS position gained ground and outperformed the broader bond market, which was negatively affected by the poor performance of corporate bonds and other non-government securities. This was the key factor in the fund's outperformance relative to its peer group.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
2 The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index.
3 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing market prices and translates to US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
4 Using futures contracts — agreements to buy or sell a particular financial instrument at a predetermined price in the future — allows the fund to rebalance on a daily basis without incurring the trading costs and expenses associated with a direct investment in stocks. Please keep in mind that while the use of futures contracts by the fund can amplify a gain, it can also amplify a loss. This loss can be substantially more money than the initial margin.
5 The Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Lipper Mixed-Asset Target 2020 Funds are funds that seek to maximize assets for retirement or other purposes with an expected time horizon not to exceed the year 2020. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
6 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

Portfolio Summary

Portfolio Allocation	4/30/09	4/30/08

Active Component S&P 500 Index	4%	31%
MSCI EAFE Index	1%	8%
S&P MidCap 400 Index	1%	3%
Russell 2000 Index	1%	3%
	7%	45%

Reserve Component US Treasury STRIPS	93%	55%
	100%	100%

Portfolio Allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009

	Principal Amount ($)	Value ($)

US Treasury Obligation 91.9%
US Treasury STRIPS, 3.861% *, 11/15/2017 (Cost $34,449,419)	47,758,000	35,497,089
	Shares	Value ($)

Exchange Traded Funds 6.9%
iShares MSCI EAFE Index Fund	12,860	539,091
iShares Russell 2000 Index Fund	3,800	184,376
Midcap SPDR Trusts, Series 1	2,085	212,003
SPDR Trust, Series 1	19,950	1,744,029
Total Exchange Traded Funds (Cost $2,472,761)		2,679,499

Cash Equivalents 2.1%
Cash Management QP Trust, 0.46% (a) (Cost $807,098)	807,098	807,098
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $37,729,278)+	100.9	38,983,686
Other Assets and Liabilities, Net	(0.9)	(350,405)
Net Assets	100.0	38,633,281
* Bond equivalent yield to maturity; not a coupon rate.
+ The cost for federal income tax purposes was $38,683,810. At April 30, 2009, net unrealized appreciation for all securities based on tax cost was $299,876. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,254,408 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $954,532.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

EAFE: Europe, Australasia and Far East

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

STRIPS: Separate Trading of Registered Interest and Principal Securities.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities
Level 1	$ 2,679,499
Level 2	36,304,187
Level 3	—
Total	$ 38,983,686

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009
Assets
Investments: Investments in securities, at value (cost $36,922,180)	$ 38,176,588
Investment in Cash Management QP Trust (cost $807,098)	807,098
Total investments, at value (cost $37,729,278)	38,983,686
Cash	10,000
Interest receivable	57
Receivable for Fund shares sold	244,638
Due from Advisor	15,233
Other assets	26,474
Total assets	39,280,088
Liabilities
Payable for investments purchased	509,080
Payable for Fund shares redeemed	18,437
Other accrued expenses and payables	119,290
Total liabilities	646,807
Net assets, at value	$ 38,633,281
Net Assets Consist of:
Undistributed net investment income	155,533
Net unrealized appreciation (depreciation) on: Investments	1,254,408
Accumulated net realized gain (loss)	(4,794,256)
Paid-in capital	42,017,596
Net assets, at value	$ 38,633,281

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($10,006,426 ÷ 1,129,954 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.86
Maximum offering price per share (100 ÷ 94.25 of $8.86)	$ 9.40

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,462,165 ÷ 845,157 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)
$ 8.83
Class S Net Asset Value, offering and redemption price per share ($1,222,195 ÷ 137,908 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.86
Institutional Class Net Asset Value, offering and redemption price per share ($19,942,495 ÷ 2,250,279 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.86

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended April 30, 2009
Investment Income
Income: Interest	$ 1,131,624
Dividends	124,828
Interest — Cash Management QP Trust	16,258
Total Income	1,272,710
Expenses: Management fee	208,475
Administration fee	34,746
Services to shareholders	14,655
Distribution and service fees	72,474
Custodian fee	7,591
Legal fees	69,404
Audit and tax fees	50,311
Offering expenses	68,644
Trustees' fees and expenses	3,247
Reports to shareholders	59,698
Registration fees	42,819
Financial warranty fee	201,851
Other	1,284
Total expenses before expense reductions	835,199
Expense reductions	(237,931)
Total expenses after expense reductions	597,268
Net investment income	675,442
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(1,876,268)
Futures	(505,078)
Payments by affiliates (see Note G)	110
(2,381,236)
Change in net unrealized appreciation (depreciation) on: Investments	1,415,159
Futures	(680,135)
735,024
Net gain (loss)	(1,646,212)
Net increase (decrease) in net assets resulting from operations	$ (970,770)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Year Ended April 30, 2009	Period Ended April 30, 2008*
Operations: Net investment income	$ 675,442	$ 262,375
Net realized gain (loss)	(2,381,236)	(2,405,144)
Change in net unrealized appreciation (depreciation)	735,024	519,384
Net increase (decrease) in net assets resulting from operations	(970,770)	(1,623,385)
Distributions to shareholders from: Net investment income: Class A	(170,486)	(6,752)
Class C	(78,032)	(3,682)
Class S	(32,141)	(5,250)
Institutional Class	(419,628)	(115,500)
Total distributions	(700,287)	(131,184)
Fund share transactions: Proceeds from shares sold	12,306,900	6,240,527
Reinvestment of distributions	672,006	931
Cost of shares redeemed	(2,056,565)	(104,892)
Net increase (decrease) in net assets from Fund share transactions	10,922,341	6,136,566
Increase (decrease) in net assets	9,251,284	4,381,997
Net assets at beginning of period	29,381,997	25,000,000**
Net assets at end of period (including undistributed net investment income of $155,533 and $180,268, respectively)	$ 38,633,281	$ 29,381,997
* For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
** Initial capital

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.17	.09
Net realized and unrealized gain (loss)	(.45)	(.73)
Total from investment operations	(.28)	(.64)
Less distributions from: Net investment income	(.17)	(.05)
Net asset value, end of period	$ 8.86	$ 9.31
Total Return (%)[c,d]	(3.13)	(6.43)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	6
Ratio of expenses before expense reductions (%)	2.48	2.37*
Ratio of expenses after expense reductions (%)	1.75	1.70*
Ratio of net investment income (%)	1.91	1.91*
Portfolio turnover rate (%)	58	88**
[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.44)%.
* Annualized
** Not annualized

Class C Years Ended April 30,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.28	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.11	.06
Net realized and unrealized gain (loss)	(.46)	(.74)
Total from investment operations	(.35)	(.68)
Less distributions from: Net investment income	(.10)	(.04)
Net asset value, end of period	$ 8.83	$ 9.28
Total Return (%)[c,d]	(3.86)	(6.85)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	2
Ratio of expenses before expense reductions (%)	3.22	3.10*
Ratio of expenses after expense reductions (%)	2.50	2.43*
Ratio of net investment income (%)	1.16	1.18*
Portfolio turnover rate (%)	58	88**
[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.86)%.
* Annualized
** Not annualized

Class S Years Ended April 30,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.10
Net realized and unrealized gain (loss)	(.45)	(.74)
Total from investment operations	(.26)	(.64)
Less distributions from: Net investment income	(.19)	(.05)
Net asset value, end of period	$ 8.86	$ 9.31
Total Return (%)[c]	(2.93)	(6.39)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1
Ratio of expenses before expense reductions (%)	2.19	2.17*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (%)	2.16	2.11*
Portfolio turnover rate (%)	58	88**
[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.
* Annualized
** Not annualized

Institutional Class Years Ended April 30,	2009	2008[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.19	.10
Net realized and unrealized gain (loss)	(.45)	(.74)
Total from investment operations	(.26)	(.64)
Less distributions from: Net investment income	(.19)	(.05)
Net asset value, end of period	$ 8.86	$ 9.31
Total Return (%)[c]	(2.93)	(6.39)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	20
Ratio of expenses before expense reductions (%)	2.16	2.17*
Ratio of expenses after expense reductions (%)	1.50	1.50*
Ratio of net investment income (%)	2.16	2.11*
Portfolio turnover rate (%)	58	88**
[a] For the period from November 2, 2007 (commencement of operations) to April 30, 2008.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes a reimbursement from the Advisor to reimburse the effect of a loss incurred as the result of an operation error during the period. Excluding this reimbursement, total return would have been (6.42)%.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS LifeCompass Protect 2017 Fund (the "Fund") (formerly DWS LifeCompass Protect Fund), is a diversified series of DWS Target Fund (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The objective of the Fund is to maximize total return consistent with capital preservation. The Fund's investment strategies are designed to ensure that shareholders who hold their shares on the Fund's Maturity Date (November 1, 2017) will receive the greater of the net asset value ("NAV") per share at inception ($10.00), or the highest NAV per share attained over the life of the Fund (the "Protected High NAV"), each subject to the adjustments described below. The Protected High NAV is determined separately for each class of shares of the Fund as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading. Once a Protected High NAV is established, it is continuously adjusted (decreased) for any dividends, distributions, and extraordinary expenses paid by the Fund subsequent to the establishment of such Protected High NAV. Only shareholders who hold their shares on the Fund's Maturity Date are entitled to receive the Protected High NAV. The number of shares owned by a shareholder multiplied by the Protected High NAV for that class of shares is the amount the Fund seeks to pay the shareholder on the Fund's Maturity Date (the "Protected Amount"). Generally, a shareholder's Protected Amount will remain the same before and after any dividends or distributions paid if the shareholder reinvests all dividends and distributions in additional shares of the Fund. A shareholder's Protected Amount will decrease following any dividends or distributions paid if the shareholder elects to receive the dividends and distributions in cash.

The Fund allocates its assets between managed equity investments (the "Active Component") and managed fixed income investments (the "Reserve Component").

As a general matter, to provide greater assurance that shareholders receive their Protected Amount on the Fund's Maturity Date or their accelerated Protected Amount, in the event of early Fund termination, the Fund has entered into a Financial Warranty Agreement (the "Warranty Agreement") with Merrill Lynch Bank USA ("the Warranty Provider"). In accordance with the Warranty Agreement, the Warranty Provider has issued, subject to certain conditions and limitations, a stand-by letter of credit to the Fund, on which the Fund may draw up to $1 billion (the "Financial Warranty"). Unless earlier terminated, the Warranty Agreement and the Financial Warranty will continue in effect until the Fund's Maturity Date. The Fund and not the Fund's shareholders is the holder of the Financial Warranty. The Fund's shareholders have no direct rights or claims against the Warranty Provider in the event that the Warranty Provider fails to perform its obligations under the Warranty Agreement. The Fund pays to the Warranty Provider a financial warranty fee at an annual rate equal to 0.57% of the Fund's average daily net assets. In the event the Fund becomes completely and irreversibly invested in the Reserve Component, the financial warranty fee will decrease to an annual rate of 0.30% of the Fund's average daily net assets.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as part of its Active Component.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $3,840,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax position for the open tax years as of April 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate primarily to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 155,843
Capital loss carryforwards	$ (3,840,000)
Net unrealized appreciation (depreciation) on investments	$ 299,876

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended April 30, 2009	Period Ended April 30, 2008*
Distributions from ordinary income	$ 700,287	$ 131,184
* For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares were amortized over one year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended April 30, 2009, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations) aggregated $16,342,647 and $12,919,375, respectively. Purchases and sales of US Treasury obligations aggregated $22,256,655 and $5,377,867, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In the event that all of the Fund's assets are completely and irreversibly allocated to the Reserve Component, the Fund's management fee will decrease to 0.30% of the Fund's average daily net assets.

For the period from May 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.50%

Accordingly, for the year ended April 30, 2009, the fee pursuant to the Investment Management Agreement aggregated $208,475, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2009, the Advisor reimbursed the Fund $22 of sub-recordkeeping expense for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2009, the Administration Fee was $34,746, of which $19,635 was waived, and $0 of which is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 7,425	$ 5,772	$ —
Class C	3,347	3,347	—
Class S	303	303	—
Institutional Class	88	48	9
	$ 11,163	$ 9,470	$ 9

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class C	$ 41,190	$ 4,596

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at April 30, 2009	Annual Effective Rate
Class A	$ 17,830	$ —	$ 2,952.22%
Class C	13,454	236	2,685.24%
	$ 31,284	$ 236	$ 5,637

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2009, aggregated $22,565.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. For the year ended April 30, 2009, the CDSC for Class C shares aggregated $2,117. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $32,189, of which $5,658 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2009, the Advisor holds approximately 58% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the custodian expenses. During the year ended April 30, 2009, the Fund's custodian fee was reduced by $39 and $54, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2009		Period Ended April 30, 2008*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	642,286	$ 5,778,244	510,217	$ 4,778,735
Class C	636,857	5,748,334	153,376	1,423,349
Class S	78,968	730,322	3,256	30,443
Institutional Class	5,394	50,000	853	8,000
		$ 12,306,900		$ 6,240,527
Shares issued to shareholders in reinvestment of distributions
Class A	15,660	$ 149,240	91	$ 876
Class C	7,459	71,006	6	55
Class S	3,372	32,132	—	—
Institutional Class	44,032	419,628	—	—
		$ 672,006		$ 931
Shares redeemed
Class A	(127,020)	$ (1,143,381)	(11,280)	$ (104,666)
Class C	(52,541)	(477,971)	—	—
Class S	(47,664)	(435,213)	(24)	(226)
		$ (2,056,565)		$ (104,892)
Net increase (decrease)
Class A	530,926	$ 4,784,103	499,028	$ 4,674,945
Class C	591,775	5,341,369	153,382	1,423,404
Class S	34,676	327,241	3,232	30,217
Institutional Class	49,426	469,628	853	8,000
		$ 10,922,341		$ 6,136,566
Initial capital
Class A	—	$ —	100,000	$ 1,000,000
Class C	—	—	100,000	1,000,000
Class S	—	—	100,000	1,000,000
Institutional Class	—	—	2,200,000	22,000,000
		$ —		$ 25,000,000
* For the period from November 2, 2007 (commencement of operations) to April 30, 2008.

G. Payment by Affiliates

During the year ended April 30, 2009, the Advisor fully reimbursed the Fund for $110 for losses incurred on trades executed incorrectly. The amount of this reimbursement was less than 0.01% of the Fund's average daily net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Target Fund and Shareholders of DWS LifeCompass Protect 2017 Fund:

We have audited the accompanying statement of assets and liabilities of DWS LifeCompass Protect 2017 Fund (formerly DWS LifeCompass Protect Fund) (the "Fund"), one of a series of DWS Target Fund (the "Trust"), including the investment portfolio, as of April 30, 2009, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS LifeCompass Protect 2017 Fund at April 30, 2009, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 22, 2009

Tax Information (Unaudited)

For corporate shareholders, 16% of the income dividends paid during the Fund's fiscal year ended April 30, 2009, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $137,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Class A, C, S and Institutional Class
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	PROAX	PROCX	PROSX	PROTX
CUSIP Number	23337N 857	23337N 840	23337N 832	23337N 824
Fund Number	453	753	2053	1453

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2009, DWS Target Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LIFECOMPASS PROTECT 2017 Fund

(Formerly DWS LIFECOMPASS PROTECT FUND)

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$44,186	$0	$6,025	$0
2008	$34,635	$0	$4,723	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$524,500	$0
2008	$0	$297,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,025	$524,500	$1,248,247	$1,778,772
2008	$4,723	$297,500	$1,109,437	$1,411,660

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS LifeCompass Protect 2017 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS LifeCompass Protect 2017 Fund, a series of DWS Target Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009